Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and contingencies [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
(a)Capital commitments
Significant capital expenditure on property and equipment contracted for at the end of the reporting period but not recognized as liabilities is as follows:

	December 31,
	2020	2021
	(US$ in millions)
Contracted but not provided for	$385	$75
(b)Litigation
The Group has contingent liabilities arising in the ordinary course of business. Management has made estimates for potential litigation costs based upon consultation with legal counsel. Actual results could differ from these estimates; however, in the opinion of management, such litigation and claims will not have a material adverse effect on the Group’s financial condition, results of operations or cash flows.
(c)Concession and Subconcession
On June 26, 2002, the Macao government granted a concession to operate casinos in Macao through June 26, 2022, subject to certain qualifications, to Galaxy, a consortium of Macao and Hong Kong-based investors. During December 2002, VML and Galaxy entered into a Subconcession Contract that was recognized and approved by the Macao government and allows VML to develop and operate casino projects, including The Venetian Macao, The Londoner Macao, The Parisian Macao, The Plaza Macao and Sands Macao, separately from Galaxy. Beginning on December 26, 2017, the Macao government had the power to redeem the Subconcession Contract by providing the Group at least one year’s prior notice. As at June 26, 2021, that redemption right has expired. The Subconcession of VML will expire on June 26, 2022.
On March 3, 2022, the Macao government announced its intention to extend the term of Macao's six concession and subconcession contracts from June 26, 2022 until December 31, 2022 in order to ensure sufficient time to complete the amendment to the Gaming Law and conduct a public tender for the awarding of new gaming concessions. The Macao government invited VML to submit a formal request for an extension along with a commitment to pay the Macao government up to MOP47 million (approximately US$6 million at exchange rates in effect on December 31, 2021) and provide a bank guarantee to secure the fulfilment of VML's payment obligations towards its employees should VML be unsuccessful in tendering for a new concession contract after its Subconcession expires. VML submitted its request for an extension on March 14, 2022. The extension of VML's Subconcession is subject to approval by the Macao government as well as entering into a Subconcession amendment contract with Galaxy
Under the Subconcession, the Group is obligated to pay to the Macao government an annual premium with a fixed portion and a variable portion based on the number and type of gaming tables it employs and gaming machines it operates. The fixed portion of the premium is equal to MOP30 million (approximately US$4 million at the exchange rate in effect on December 31, 2021). The variable portion is equal to MOP300,000 per gaming table reserved exclusively for certain kinds of games or players, MOP150,000 per gaming table not so reserved and MOP1,000 per electrical or mechanical gaming machine, including slot machines (approximately US$37,344, US$18,672 and US$124, respectively, at the exchange rate in effect on December 31, 2021), subject to a minimum of MOP45 million (approximately US$6 million at the exchange rate in effect on December 31, 2021). The Group is also obligated to pay a special gaming tax of 35% of gross gaming revenues and applicable withholding taxes. The Group must also contribute 4% of its gross gaming revenue to utilities designated by the Macao government, a portion of which must be used for promotion of tourism in Macao. Based on the number and types of gaming tables employed and gaming machines in operation as at December 31, 2021 and the expiration of the VML subconcession on June 26, 2022, the Group is obligated under the VML subconcession to make minimum future payments of approximately US$22 million through the termination of the gaming subconcession in June 2022.

(d)Construction labor
In recent years, the Group has utilized an imported construction labor quota granted by the Labour Affairs Bureau of the Macao government for purposes of completing outstanding areas within The Londoner Macao and The Parisian Macao project and for additions and alterations works in The Venetian Macao, The Plaza Macao and The Londoner Macao (the “Group Quota”). The Group Quota has been renewed and the import quota increased over the years, but is expected to decrease in 2022 as renovation and refurbishment works at The Londoner Macao are gradually completed. The Group Quota alone has historically not provided for sufficient numbers of staff and labor to complete construction works. The shortfall is covered by separate labor quotas applied by and awarded directly to the contractors by the Labour Affairs Bureau of the Macao government (the “Contractor Quota”).
From 2018 until June 2021, BCA (Macau) Limited was retained to manage the Group Quota on behalf and at the direction of the Group, and since July 2021 the Group has been managing the Group Quota directly. In accordance with Macao labor law, the Group remains primarily liable for the fulfilment of all employer legal obligations and for the costs associated with persons employed under the Group Quota, including where such persons are seconded to contractors. Contractors utilizing seconded labor under the Group Quota are contractually obligated to reimburse and indemnify the Group for any and all costs incurred as a result of the secondment arrangement. In addition, the Group has the right to recover such costs against any amounts due to the contractors. Although the Group is not directly liable, it may be held vicariously liable for payments under the Contractor Quota if contractors working on the Company’s development projects fail to pay wages. The Group maintains a contingency in case it is unable to fully recover amounts owed to construction labor from contractors in such circumstances.